Label	Element	Value
MFS® Money Market Portfolio
Risk/Return:	rr_RiskReturnAbstract
Supplement [Text Block]	ck0000719269_SupplementTextBlock	SUPPLEMENT TO PROSPECTUS The date of this supplement is June 17, 2015. MFS® Money Market Portfolio Initial Class and Service Class Shares
Risk/Return [Heading]	rr_RiskReturnHeading	MFS® Money Market Portfolio
Strategy [Heading]	rr_StrategyHeading	Effective immediately, the following is added to the end of the sub-section entitled “Principal Investment Strategies” under the main heading “Summary of Key Information" and to the end of the sub-section entitled “Principal Investment Strategies” under the main heading “Investment Objective, Strategies, and Risks”:
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock
The Board of Trustees of the fund has approved a proposal to modify the fund's fundamental investment policy concerning industry concentration so that the fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the financial services industry. This proposal is subject to approval by the shareholders of the fund at a special shareholders’ meeting expected to be held in October 2015. No assurance can be given that the shareholder approval will occur. If this proposal is approved by shareholders, the fund will make other changes necessary to operate as a government money market fund, including (i) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities and (ii) changing its name to "MFS U.S. Government Money Market Portfolio." If approved, the fund currently anticipates that these changes will take effect in April 2016.